UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):                                       March 13, 2006

SABRE HOLDINGS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12175	75-2662240
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

3150 Sabre Drive

Southlake, Texas 76092

(Address of Principal Executive Offices)  (Zip Code)

(682) 605-1000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

On March 13, 2006, Sabre Holdings Corporation (“Sabre”) completed the public offering of $400 million aggregate principal amount of 6.350% Senior Notes due 2016 (the “Notes”). The Notes were issued pursuant to an Indenture, dated as of August 3, 2001, between Sabre and SunTrust Bank, as Trustee (the “Trustee”), as supplemented by a Second Supplemental Indenture, dated as of March 13, 2006, between Sabre and the Trustee. The Indenture was filed on August 7, 2001 with the Securities and Exchange Commission (the “Commission”) as Exhibit 4.6 to Sabre’s Current Report on Form 8-K dated August 2, 2001, which Indenture was incorporated by reference in Sabre’s Registration Statement on Form S-3, as amended (Registration No. 333-99209) (the “Registration Statement”). A copy of the Second Supplemental Indenture is filed herewith as Exhibit 4.1 and incorporated herein by reference.

The material terms of the Notes are described in Sabre’s prospectus supplement, dated March 8, 2006, as filed with the Commission on March 10, 2006, pursuant to Rule 424(b)(5) of the Securities Act of 1933, as amended (the “Securities Act”), which relates to the offer and sale of the Notes and supplements Sabre’s prospectus dated April 3, 2003. Sabre registered the sale of the Notes with the Commission pursuant to the Registration Statement.

Item 7.01                                             Regulation FD Disclosure.

On March 13, 2006, Sabre issued a press release announcing the completion of the offering of the Notes. A copy of the press release is attached hereto as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information included or incorporated in Item 7.01 of this report, including Exhibit 99.1, is being furnished to the Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01                                             Other Events.

In connection with the offering of the Notes, Sabre is also filing certain other exhibits as part of this Current Report on Form 8-K that are to be incorporated by reference into the Registration Statement, including the Form of Note for the Notes and the opinion of Alston & Bird LLP, which are attached hereto as Exhibits 4.2 and 5.1, respectively, and incorporated by reference herein.

Item 9.01                                             Financial Statements, Pro Forma Financial Information and Exhibits.

(d)  Exhibits:

Exhibit No.	Description

4.1	Second Supplemental Indenture, dated as of March 13, 2006, by and between Sabre and the Trustee.

4.2	Form of Note for the Notes (included in Exhibit 4.1)

5.1	Opinion of Alston & Bird LLP

23.1	Consent of Alston & Bird LLP (included in Exhibit 5.1)

99.1	Press release, dated March 13, 2006, announcing the completion of the offering of the Notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SABRE HOLDINGS CORPORATION

	By:	/s/ James F. Brashear
James F. Brashear
Corporate Secretary

Dated: March 13, 2006

INDEX TO EXHIBITS

Exhibit No.	Description

4.1	Second Supplemental Indenture, dated as of March 13, 2006, by and between Sabre and the Trustee.

4.2	Form of Note for the Notes (included in Exhibit 4.1)

5.1	Opinion of Alston & Bird LLP

23.1	Consent of Alston & Bird LLP (included in Exhibit 5.1)

99.1	Press release, dated March 13, 2006, announcing the completion of the offering of the Notes.